                                                                   EXHIBIT 10.22


                                                                  CONFORMED COPY


================================================================================



                            PARTICIPATION AGREEMENT


                                     among


                   HARBORSIDE OF DAYTON LIMITED PARTNERSHIP,
                                   as Lessee


                               HHC 1998-1 TRUST,
                          a Delaware business trust,
                                  as Lessor,


                           WILMINGTON TRUST COMPANY,


                             BTD HARBORSIDE INC.,
                    MORGAN STANLEY SENIOR FUNDING, INC. and
                              CSL LEASING, INC.,
                                 as Investors,


                           THE CHASE MANHATTAN BANK,
                               as Agent for the
                                    Lenders

                                      and

                          THE LENDERS PARTIES HERETO


                        ______________________________

                          Dated as of August 11, 1998
                        ______________________________


================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
SECTION 1.  THE LOANS.......................................................  1
1.1   Loans.................................................................  1
1.2   Credit Agreement......................................................  1
1.3   Collateral For Loans..................................................  1
1.4   Guarantee.............................................................  2

SECTION 2.  INVESTOR CONTRIBUTION...........................................  2
2.1   Investor Contribution.................................................  2
2.2   Allocated Investor Yield..............................................  2

SECTION 3.  SUMMARY OF THE TRANSACTIONS.....................................  2
3.1   Operative Agreements..................................................  2
3.2   Property Purchase and Lease...........................................  2
3.3   Construction of Improvements; Lease of Improvements...................  3
3.4   Aggregate Tranche A Percentage; Tranche A Percentage..................  3

SECTION 4.  THE CLOSINGS....................................................  3
4.1   Initial Closing Date..................................................  3
4.2   Subsequent Funding Dates..............................................  3
4.3   Trust Company Authorization...........................................  3

SECTION 5.  FUNDING OF ADVANCES.............................................  4
5.1   General...............................................................  4
5.2   Procedures for Funding................................................  4

SECTION 6.  CONDITIONS OF THE CLOSING.......................................  5
6.1   General Conditions to the Investors' and the Lenders' Obligations to
      Make Loans and Investor Contributions.................................  5
6.2   Conditions to the Investors' and the Lenders' Obligations to Make
      Advances to pay Property Acquisition Costs............................  7
6.3   Conditions to the Investors' and the Lenders' Obligations to Make
      Advances to Pay Project Costs for Construction on any Property........ 11

SECTION 7.  REPRESENTATIONS AND WARRANTIES.................................. 12
7.1   Representations and Warranties of the Investors on the Initial Closing
      Date.................................................................. 12
7.2   Representations and Warranties of Lessor on the Initial Closing Date.. 13
7.3   Representations and Warranties of the Lessee on the Initial Closing
      Date.................................................................. 15
7.4   Representations and Warranties of the Trust Company on the Initial
      Closing Date.......................................................... 15

                                                                                Page
                                                                                ----
7.5   Representations and Warranties of the Lessee on Property Closing
      Dates..................................................................    16
7.6   Representations and Warranties of the Lessor on Property Closing
      Dates..................................................................    19
7.7   Representations and Warranties of the Lessee Upon each Funding
      Date...................................................................    20
7.8   Representation and Warranties of the Lessor Upon each Funding
      Date...................................................................    22
7.9   Representations and Warranties of the Investors Upon Funding Dates.....    22

SECTION 8.  PAYMENT OF CERTAIN EXPENSES......................................    23
8.1   Transaction Expenses...................................................    23
8.2   Brokers' Fees and Stamp Taxes..........................................    23
8.3   Certain Fees and Expenses..............................................    23
8.4   Credit Agreement and Related Obligations...............................    23
8.5   Overdue Rate...........................................................    24

SECTION 9.  OTHER COVENANTS AND AGREEMENTS...................................    24
9.1   Covenants of the Trust and the Investors...............................    24
9.2   Repayment of Certain Amounts on Maturity Date..........................    26
9.3   Amendment of Certain Documents.........................................    26
9.4   Proceeds of Casualty...................................................    26
9.5   Intercreditor Agreement................................................    26
9.6   Available Proceeds.....................................................    26

SECTION 10.  CREDIT AGREEMENT................................................    27
10.1  Lessee's Credit Agreement Rights.......................................    27

SECTION 11.  TRANSFER OF INTEREST............................................    28
11.1  Restrictions on Transfer...............................................    28
11.2  Effect of Transfer.....................................................    28

SECTION 12.  INDEMNIFICATION.................................................    29
12.1  General Indemnity......................................................    29
12.2  General Tax Indemnity..................................................    30

SECTION 13.  MISCELLANEOUS...................................................    33
13.1  Survival of Agreements.................................................    36
13.2  No Broker, etc.........................................................    34
13.3  Notices................................................................    34
13.4  Counterparts...........................................................    36
13.5  Amendments and Termination.............................................    36
13.6  Headings, etc..........................................................    36
13.7  Parties in Interest....................................................    36
13.8  GOVERNING LAW..........................................................    36
13.9  Severability...........................................................    36
13.10 Liability Limited......................................................    36
13.11 Rights of Lessee.......................................................    36

                                                                            Page
                                                                            ----
       13.12    Further Assurances........................................   37
       13.13    Successors and Assigns....................................   37
       13.14    No Representation or Warranty.............................   37
       13.15    Highest Lawful Rate.......................................   37
       13.16    Submission to Jurisdiction; Waivers.......................   38


Annex A         Rules of Usage and Definitions

Exhibits
--------

Exhibit A-1     Form of Construction Agreement
Exhibit A-2     Form of Agency Agreement
Exhibit B       Form of Assignment of Leases; Rents and Guarantee and
                Consent to Assignment
Exhibit C       Form of Contract Assignment and Consent to Contract Assignment
Exhibit D-1     Form of Mortgage
Exhibit D-2     Form of Deed of Trust
Exhibit E       Form of Guarantee
Exhibit F       Form of Requisition
Exhibit G-1     Form of Opinion of Counsel to Lessee and Guarantor
Exhibit G-2     Form of Opinion of Counsel to Lessor and Trust Company
Exhibit G-3     Form of Opinion of Local Counsel to Lessee and Guarantor
Exhibit H       Property Closing Certificate
Exhibit I       Form of Agency and Intercreditor Agreement
Exhibit J       Form of Collateral Agreement

          PARTICIPATION AGREEMENT, dated as of August 11, 1998 (this "Agreement"), among HARBORSIDE OF DAYTON LIMITED PARTNERSHIP, a Massachusetts
 ---------
limited partnership (the "Lessee"); HHC 1998-1 TRUST, a Delaware business trust
                          ------
(the "Trust" or the "Lessor"); WILMINGTON TRUST COMPANY, a Delaware banking
      -----          ------
corporation, in its individual capacity (the "Trust Company"); THE CHASE
                                              -------------
MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the Lenders; BTD HARBORSIDE INC., MORGAN STANLEY SENIOR FUNDING,
 -----
INC. and CSL LEASING, INC., as investors (each an "Investor"; collectively, the
                                                   --------
"Investors"); and each of the financial institutions listed on the signature pages hereof (each, a "Lender"; collectively, the "Lenders"). Capitalized terms
                       ------                      -------
used but not otherwise defined in this Agreement shall have the meanings set forth in Annex A hereto.

          In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                 1. THE LOANS

          1.1 Loans.  The Lenders have agreed to make loans to the Lessor in an
              -----
aggregate principal amount of up to the amounts and subject to the terms and conditions as set forth in the Credit Agreement in order for the Lessor to acquire Completed Properties or to acquire, develop and construct Construction Period Properties in accordance with the Construction Agreement (in the form attached hereto as Exhibit A-1) and the Agency Agreement (in the form attached
                   -----------
hereto as Exhibit A-2), and to pay other Project Costs, and in consideration of
          -----------
the receipt of the proceeds of such Loans, the Lessor will issue the Tranche A Notes and the Tranche B Notes.

          1.2 Credit Agreement.  The Loans shall be made and the Notes shall be
              ----------------
issued pursuant to the Credit Agreement. Pursuant to this Agreement and the Credit Agreement, the Loans will be made to the Lessor from time to time at the request of the Construction Agent in consideration for the Construction Agent's agreeing for the benefit of the Lessor, pursuant to the Agency Agreement, to assist with the acquisition by the Lessor of parcels of Land or other Property and, if such Property is not a Completed Property, to construct Improvements in accordance with the Plans and Specifications.

          1.3 Collateral For Loans.  The Loans and the obligations of the Lessor
              --------------------
under the Credit Agreement shall be secured by, inter alia, (i) a first priority
                                                ----- ----
assignment of the Lease, granted pursuant to the Assignment of Lease and consented to by the Lessee pursuant to the Consent to Assignment (in each case in the respective forms set forth on Exhibit B hereto), (ii) a first priority
                                     ---------
assignment of the Agency Agreement, granted pursuant to the Contract Assignment and consented to by the Construction Agent pursuant to the Consent to Contract Assignment (in each case in the respective forms set forth on Exhibit C hereto);
                                                              ---------
and (iii) a first priority mortgage lien on each Property pursuant to a Mortgage in the form set forth on Exhibit D-1 or Exhibit D-2 hereto, as applicable.
                         -----------    -----------

          1.4  Guarantee.  The obligations of the Lessor under the Credit
               ---------
Agreement shall be guaranteed by the Guarantors to the extent provided in the Guarantee (in the form attached hereto as Exhibit E) and the Guaranteed
                                          ---------
Obligations will be secured by the Guarantee Collateral.

                           2. INVESTOR CONTRIBUTION

          2.1 Investor Contribution.  (a) Subject to the terms and conditions of
              ---------------------
this Agreement, and in reliance on the representations and warranties of each of the parties hereto contained herein or made pursuant hereto, on each Funding Date, the Investors shall make an investment in the Lessor (each, an "Investor
                                                                      --------
Contribution") in an amount equal to 4.75% of the amount of the Advance
------------
requested by the Construction Agent in the Requisition for such Funding Date. The aggregate amount of Investor Contributions made by the Investors shall not exceed the Investor Commitment. The Lessor shall use the Investor Contributions to pay a portion of the Project Costs simultaneously and pro rata with the fundings by the Lenders. The Lessee shall have the right to prepay the Investor Contribution, in connection with the exercise by the Lessee of its right to direct the Lessor to prepay the Loans in accordance with Section 10.1(e).

          (a) The Investor Commitment shall automatically be reduced on a pro rata basis with any reduction of the Commitment pursuant to Section 2.6 of the Credit Agreement.

          2.2 Allocated Investor Yield.  With respect to each Construction
              ------------------------
Period Property, on each date which is one Business Day prior to any date on which the Investors are entitled to a payment on account of the Investor Yield, the Construction Agent shall be deemed to have requested that the Investors make an Investor Contribution in an amount equal to the Investor Yield due and payable on such date with respect to the Construction Period Properties solely for the purpose of paying such Investor Yield which is then due and payable.

                        3. SUMMARY OF THE TRANSACTIONS

          3.1 Operative Agreements.  On the Initial Closing Date, each of the
              --------------------
respective parties thereto shall execute and deliver this Agreement, the Lease, the Construction Agreement, the Agency Agreement, the Notes, the Guarantee, the Guarantee Security Documents, the Credit Agreement, the Assignment of Lease, the Contract Assignment, the Consent to Assignment, the Consent to Contract Assignment and such other documents, instruments, certificates and opinions of counsel as agreed to by the parties hereto.

          3.2 Property Purchase and Lease.  (a) On each Property Closing Date
              ---------------------------
and subject to the terms and conditions of this Agreement and the Credit Agreement (i) the Investors will make an Investor Contribution in accordance with Section 2 hereof, (ii) the Lenders will make loans in accordance with
Section 5 hereof and the terms and provisions of the Credit Agreement which loans will be secured by a Mortgage with respect to the Property executed and delivered by the Lessor and joined in by the Lessee, (iii) the Lessor will purchase all right, title and interest in and to each Property identified by the Construction Agent pursuant to the Agency

Agreement with respect to such Property Closing Date and (iv) the Lessor will simultaneously lease (or sublease, as the case may be) all of its right, title and interest in the Property to the Lessee by executing and delivering a Lease Supplement and Memorandum of Lease which will be recorded in the real estate records in the county where such Property is located.

          (a) On each Property Closing Date, the Lessee shall certify to the Agent on the Property Closing Certificate the Tranche A Percentage for each Property being acquired on such Property Closing Date. The Tranche A Percentage so certified shall be the Tranche A Percentage for such Property for the duration of the Term.

          3.3 Construction of Improvements; Lease of Improvements.  On each
              ---------------------------------------------------
Property Closing Date, the Lessor and the Lessee will execute and deliver an Agency Agreement Supplement, dated as of such Property Closing Date, pursuant to which the Lessee will agree to act as Construction Agent and to perform the Lessor's obligations under the Construction Agreement in connection with the completion of the construction or renovation of the Improvements on the Land acquired on such Property Closing Date.

          3.4 Aggregate Tranche A Percentage; Tranche A Percentage.
              ----------------------------------------------------
Notwithstanding any other provision of this Agreement or the other Operative Agreements, the Lessee agrees that in no event shall the Lessee specify a Property for the Lessor to acquire and lease pursuant to the execution and delivery of a Lease Supplement if the Aggregate Tranche A Percentage after giving effect to the acquisition and lease pursuant to the execution and delivery of a Lease Supplement of such Property would be less than 87.66%.

                                4. THE CLOSINGS

          4.1 Initial Closing Date.   All documents and instruments required to
              --------------------
be delivered on the Initial Closing Date shall be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York, or at such other location as may be determined by the Agent and the Lessee.

          4.2 Subsequent Funding Dates.  The Lessee shall deliver to each
              ------------------------
Investor and the Agent a Requisition appropriately completed, in connection with each Funding Date.

          4.3 Trust Company Authorization.  Each Investor agrees that, with
              ---------------------------
respect to the Initial Closing Date and each Property Closing Date, the satisfaction or waiver of the conditions contained in Section 6 hereof shall constitute, without further act, authorization and direction by such Investor to the Trust Company, in its capacity as Trustee, to take on behalf of the Lessor, the actions specified in Section 2.1 of the Trust Agreement.

                            5. FUNDING OF ADVANCES

          5.1 General.  To the extent funds have been made available to the
              -------
Lessor as Loans and Investor Contributions, the Lessor will make advances of such funds to the Construction Agent from time to time in accordance with the terms and conditions of this Agreement and the other Operative Agreements in order to provide sufficient funds to: (i) allow the Lessor, at the direction of the Construction Agent to acquire the Land or Completed Property in accordance with the terms of this Agreement and the other Operative Agreements; (ii) allow the Lessor, on behalf of the Lessee, to pay Transaction Expenses; (iii) permit the Construction Agent to construct the Improvements (provided that such Property is not a Completed Property) in accordance with the Plans and Specifications and the terms of the Construction Agreement, the Agency Agreement, the Lease and the other Operative Agreements; and (iv) pay all other Project Costs.

          5.2 Procedures for Funding.  (a)  Not less than three Business Days
              ----------------------
prior to each proposed Funding Date, the Construction Agent shall deliver to the Investors and the Agent, a requisition (a "Requisition"), appropriately
                                           -----------
completed, in the form of Exhibit F hereto.
                          ---------

          (a) Each Requisition shall: (i) be irrevocable; and (ii) request funds in an amount of at least $1,000,000 (or such lesser amount as shall be equal to the total aggregate of the Available Commitments plus the Available Investor Commitment at such time) for the payment of Property Acquisition Costs or other Project Costs which have previously been incurred and were not the subject of and funded pursuant to a prior Requisition, in each case as specified in the Requisition.

          (b) So long as no Default or Event of Default has occurred and is continuing and subject to the Investors and the Agent having each received the materials required by Section 6.1, 6.2 and/or 6.3, as applicable, on each Funding Date (i) the Lenders shall make Loans to the Lessor in an aggregate amount equal to 95.25% of the funds specified in any Requisition, up to an aggregate principal amount equal to the Available Commitments; (ii) the Investors shall make an Investor Contribution in an amount equal to 4.75% of the funds specified in any Requisition, up to an amount equal to the Available Investor Commitment; and (iii) the total amount of such Loans and Investor Contribution made on such date shall be paid to the Construction Agent to pay the Project Costs.

          (c) Notwithstanding anything to the contrary in this Agreement, (i) the Lenders shall not be required to make Loans with respect to a Property in an aggregate amount in excess of 95.25% of, in the case of a Completed Property, the Property Acquisition Cost and in the case of a Construction Period Property, the amount allocated to such Property in the Budget, and (ii) the Investors shall not be required to make Investor Contributions with respect to a Property in an aggregate amount in excess of 4.75% of, in the case of a Completed Property, the Property Acquisition Cost and in the case of a Construction Period Property, the amount allocated to such Property in the Budget.

          (d) Notwithstanding the provisions of Section 6 to the contrary, the determination by the Agent that the conditions set forth in Section 6.1, 6.2 or 6.3, as applicable, have been satisfied shall be binding on the Investors, except that the Agent and the Investors shall determine whether the conditions set forth in Section 6.2(i) shall be satisfied.

                  6. CONDITIONS OF THE CLOSINGS AND ADVANCES

          6.1 General Conditions to the Investors' and the Lenders' Obligations
              -----------------------------------------------------------------
to Make Loans and Investor Contributions.  The agreement of each Lender to make
----------------------------------------
Loans, and the Investors to make Investor Contributions, is subject to the satisfaction, immediately prior to or concurrently with the making of such Loans and Investor Contribution, of the following conditions precedent:

          (a) Operative Agreements.  Each of the Operative Agreements entered
              --------------------
     into on the Initial Closing Date or subsequently shall have been duly authorized, executed, acknowledged and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Agreements), and the Agent and the Investors shall have received a fully executed copy of each of the Operative Agreements (other than the Notes of which the Agent shall have received the originals thereof);

          (b) Taxes.  All taxes, fees and other charges in connection with the
              -----
     execution, delivery, and, where applicable, recording, filing and registration of the Operative Agreements shall have been paid or provisions for such payment shall have been made to the reasonable satisfaction of the Agent and the Investors;

          (c) Consents, Licenses and Approvals.  All necessary (or, in the
              --------------------------------
     reasonable opinion of the Agent, the Investors and their respective counsel, advisable) Governmental Actions, in each case required by any law or regulation enacted, imposed or adopted on or after the date hereof or by any change in fact or circumstances since the date hereof, and all necessary governmental and other third party filings, authorizations, consents, approvals or waivers required in connection with the execution, delivery and performance of this Agreement and the other Operative Agreements by the parties thereto, and the validity and enforceability of this Agreement and the other Operative Agreements against the parties thereto, or otherwise in connection with the transactions contemplated by this Agreement and the other Operative Agreements, shall have been obtained or made and remain in full force and effect (except where the failure to do so would not reasonably be expected to have a material adverse effect on
     (i) the business, assets, condition (financial or otherwise) or results of operations of the Lessee, HHC and its Subsidiaries, taken as a whole, or
     (ii) (A) the validity or enforceability of this Agreement or the other Operative Agreements or (B) the rights or remedies of the Agent, the Lenders, the Lessor or the Investors hereunder or thereunder);

          (d) Legal Requirements. In the opinion of the Agent, the Investors and
              ------------------
     their respective counsel, the transactions contemplated by the Operative Agreements do not and will not violate in any respect any Legal Requirements and do not and will not subject the Agent, any Lender or the Investors to any material adverse regulatory prohibitions or constraints;

          (e) Closing Certificate of the Lessee and each Guarantor.  On the
              ----------------------------------------------------
     Initial Closing Date, the Agent and the Investors shall have received a Closing Certificate of the Lessee and each Guarantor dated the Initial Closing Date, in substantially the form of Exhibits K-1 and K-2, respectively, to the Senior Secured Credit Agreement, with appropriate insertions and attachments, in form and substance satisfactory to the Agent and the Investors, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Lessee and each Guarantor;

          (f) Corporate Proceedings of the Trust Company.  On the Initial
              ------------------------------------------
     Closing Date, the Agent, the Investors and the Lessee shall have received a copy of the resolutions, in form and substance satisfactory to the Agent, the Investors and the Lessee, of the Board of Directors of the Trust Company authorizing the execution, delivery and performance of the Operative Agreements to which it is a party, certified by the Secretary or an Assistant Secretary of the Trust Company as of the Initial Closing Date, which certificate shall be in form and substance satisfactory to the Agent, the Investors and the Lessee and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded;

          (g) Trust Company Incumbency Certificate.  On the Initial Closing
              ------------------------------------
     Date, the Agent, the Investors and the Lessee shall have received a certificate of the Trust Company, dated the Initial Closing Date, as to the incumbency and signature of the officers of the Trust Company executing any Operative Agreement, satisfactory in form and substance to the Agent, the Investors and the Lessee, executed by the President or any Vice President, Assistant Vice President or Trust Officer and the Secretary or any Assistant Secretary of the Trust Company;

          (h) Senior Secured Credit Agreement Conditions Precedent.  The
              ----------------------------------------------------
     conditions set forth in subsections (b), (c) and (d) of Section 5.1 of the Senior Secured Credit Agreement shall have been satisfied.

          (i) Legal Opinions.  (i) The Agent and the Investors shall have
              --------------
     received the executed legal opinion of Gibson, Dunn & Crutcher LLP, counsel to the Lessee and each Guarantor, substantially in the form of Exhibit G-1
                                                                    -----------
     hereto; and

              (i) The Agent, the Lessee and the Investors shall have received the executed legal opinion of Morris, James, Hitchen & Williams, counsel to the Trust and the Trust Company, substantially in the form of Exhibit G-2
                                                                   -----------
     hereto;

          (j) Actions to Perfect Liens.  The Agent shall have received evidence
              ------------------------
     in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed Lender Financing Statements and

     Lessor Financing Statements, necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed or arrangements made therefor reasonably satisfactory to the Agent;

          (k) Lien Searches.  The Agent and the Investors shall have received
              -------------
     the results of a recent search by a Person reasonably satisfactory to the Agent, of the Uniform Commercial Code, judgement and tax lien filings which may have been filed with respect to personal property of the Lessee, and the results of such search shall be satisfactory to the Agent and the Investors;

          (l) Insurance.  The Agent and the Investors shall have received
              ---------
     evidence in form and substance satisfactory to them that all of the requirements of Section 14 of the Lease shall have been satisfied;

          (m) Representations and Warranties.  The representations and
              ------------------------------
     warranties of the Lessor, the Lessee, the Investors and each Guarantor contained herein and in each of the other Operative Agreements shall be true and correct in all material respects on and as of each Funding Date as if made on and as of each Funding Date;

          (n) Performance of Operative Agreements.  The parties hereto (other
              -----------------------------------
     than the Investors, the Lenders or the Agent) shall have performed their respective agreements contained herein and in the other Operative Agreements on or prior to each such Funding Date;

          (o) Default.  There shall not have occurred and be continuing any
              -------
     Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition; and

          (p) Guarantee Collateral.  The Agent shall have received evidence in
              --------------------
     form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including the filing of duly executed UCC-1 financing statements and the Guarantee Mortgages, necessary or, in the reasonable opinion of the Agent, desirable to perfect the Liens created by the Guarantee Security Documents covering the Guarantee Collateral, shall have been completed.

          6.2 Conditions to the Investors' and the Lenders' Obligations to Make
              -----------------------------------------------------------------
Advances to pay Property Acquisition Costs.
------------------------------------------

          The obligations of the Investors to make each Investor Contribution, and of the Lenders to make Loans to the Lessor, on a Property Closing Date for the purpose of providing funds to the Lessor necessary to acquire a Property are subject to the satisfaction or waiver of the following conditions precedent:

          (a) Requisition.  The Investors and the Agent shall have received a
              -----------
     fully executed counterpart of the Requisition dated as of the Property Closing Date (but delivered at least three Business Days prior to the Property Closing Date), appropriately completed;

          (b) Deed.  There shall have been delivered to the Lessor, as
              ----
     applicable, (i) a deed (the "Deed"), in form and substance appropriate for
                                  ----
     recording with the applicable Governmental Authorities, with respect to each Property (and all Improvements located thereon) being purchased on such Property Closing Date, conveying fee simple title to such Property to the Lessor, subject only to the Permitted Exceptions or (ii) a Ground Lease with respect to each Property being ground leased on such Property Closing Date (such Ground Lease, or a Memorandum of Ground Lease, as appropriate under applicable Legal Requirements, to be in form and substance appropriate for recording with the applicable Governmental Authorities), subject only to Permitted Exceptions;

          (c) Title.  Title to all of the Properties shall conform to the
              -----
     representations and warranties set forth in Section 7.5(n);

          (d) Lease Supplement and Memorandum of Lease.  The Lessee shall have
              ----------------------------------------
     delivered to the Agent a Lease Supplement and a Memorandum of Lease executed by the Lessee and the Lessor with respect to each Property being acquired on such Property Closing Date;

          (e) Agency Agreement Supplement.  The Construction Agent shall have
              ---------------------------
     delivered an Agency Agreement Supplement executed by the Construction Agent and the Lessor with respect to each Property being acquired on such Property Closing Date to the Agent.

          (f) Mortgages.  The Lessee shall have recorded, or made arrangements
              ---------
     therefor reasonably satisfactory to the Agent, in the real estate records of the county where the Property is located an original of the Mortgage executed by the Lessor and Lessee with respect to each Property being acquired on such Property Closing Date and the Lien of the Mortgage shall conform to the representations and warranties set forth in Section 7.5(g); and the Guarantee Mortgages shall have been recorded so as to secure the Guaranteed Obligations on a parity with the Senior Secured Obligations;

          (g) Assignment of Lease.  The Lessee shall have recorded in the real
              -------------------
     estate records of the county where the Property is located an original of the Assignment of Lease executed by the Lessor with respect to each Property being acquired on such Property Closing Date;

          (h) Consent to Assignment of Lease.  The Lessee and each Guarantor
              ------------------------------
     shall have delivered to the Agent a consent to the Assignment of Lease executed by the Lessee and each Guarantor with respect to each Property being acquired on such Property Closing Date;

          (i) Environmental Audit.  (i) The Agent and the Investors shall have
              -------------------
     received not less than 10 days prior to such Property Closing Date an Environmental Audit with respect to each Property being acquired on such Property Closing Date, prepared by the Environmental Engineer and the results of the Environmental Audit shall be in form and substance satisfactory to the Agent and the Investors; and

              (i) the Agent and the Investors shall have received letters from the Environmental Engineer stating, among other things, that the Agent, the Lenders, the Lessor and the Investors may rely on the Environmental Audits with respect to each Property being acquired on such Property Closing Date which were prepared by such firm as if they were originally addressed to them in all respects;

          (j) Appraisal.  The Agent and the Investors shall have received an
              ---------
     Appraisal of each Property being acquired on such Property Closing Date and such Appraisal shall show a value for each Property which shall not be less than in the case of a Completed Property, the Property Acquisition Cost of such Property, and in the case of a Construction Period Property, the amount allocated to such Property in the Budget, and shall otherwise be in form and substance acceptable to each Lender and the Lessor;

          (k) Default.  There shall not have occurred and be continuing any
              -------
     Default or Event of Default under any of the Operative Agreements and no Default or Event of Default under any of the Operative Agreements will have occurred after giving effect to the Advance requested by such Requisition;

          (l) Survey.  The Agent shall have received, and the Title Company
              ------
     shall have received, a survey of each Property being acquired on such Property Closing Date, certified to the Agent, the Investors, the Lessor and the Title Company in a manner satisfactory to them, dated as of a date within ninety days of the Property Closing Date, by an independent professionally licensed land surveyor satisfactory to the Agent, which survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such survey the following: (i) the locations on such Property of all the buildings, structures and other improvements, if any, and the established building setback lines; (ii) the lines of streets abutting such Property; (iii) all access and other easements appurtenant to such Property; (iv) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting such Property, whether recorded, apparent from a physical inspection of the Property or otherwise known to the surveyor; (v) any encroachments on any adjoining property by the building, structures and improvements on such Property; and (vi) if such Property is described as being on a filed map, a legend relating the survey to said map;

          (m) Mortgagee's Title Insurance Policy.  With respect to each Property
              ----------------------------------
     being acquired on such Property Closing Date, the Agent shall have received with respect to the Mortgage a mortgagee's title policy or marked up unconditional binder for such insurance dated the Property Closing Date; such policy shall (i) be in an amount equal to 95.25% of the aggregate amount shown on the Budget for such Property (with, in the case of a Construction Period Property, a pending disbursements clause); (ii) be issued at ordinary rates; (iii) insure that the Mortgage insured thereby creates a valid first Lien on such Property, free and clear of all defects and encumbrances, except Permitted Exceptions; (iv) name the Agent for the benefit of the Lenders as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70); (vi) contain comprehensive, zoning, access, subdivision, tax lot, revolving credit and such other endorsements and affirmative coverage as the Agent may reasonably request and to the extent available in the jurisdiction in which such Property is located; and (vii) be issued by the Title Company; and the Agent shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy, and all charges for any mortgage recording tax with respect to the Mortgage and/or the Deed of Trust have been paid or provision made therefor;

          (n) Owner's Title Insurance Policy.  The Lessor shall have received an
              ------------------------------
     owner's title policy, or marked up unconditional binder for such insurance, dated the Closing Date for each Property being acquired on such Property Closing Date; and the Lessor shall have received evidence reasonably satisfactory to it that all premiums in respect of such policy have been paid or provision made therefor;

          (o) Recorded Documents.  The Agent and the Lessor shall have received
              ------------------
     a copy of all recorded documents referred to, or listed as exceptions to title in, the title policy referred to above;

          (p) Construction Schedule.  With respect to each Property (other than
              ---------------------
     a Completed Property), the Agent and the Investors shall have received a copy of the schedule prepared by or at the direction of the Construction Agent showing the estimated (i) timetable for completion of each Improvement to be constructed on each Property being acquired on such Property Closing Date, and (ii) timetable for the making of Loans;

          (q) Budget.  With respect to each Property (other than a Completed
              ------
     Property), the Agent and the Investors shall have received a copy of the Budget with respect to the construction of each Improvement to be constructed or installed on each Property being acquired on such Property Closing Date, and such Budget shall be in form and substance reasonably satisfactory to the Agent and the Lessor;

          (r) Plans and Specifications.  With respect to each Property (other
              ------------------------
     than a Completed Property) on which Improvements are to be constructed, the Agent and the Investors shall have received a copy of the Plans and Specifications with respect to each Improvement to be constructed or installed on each Property being acquired on such Property Closing Date;

          (s) Local Opinions. With respect to each Property being acquired on
              --------------
     such Property Closing Date

              (i) the Agent and the Investors shall have received the executed legal opinion of local counsel to the Lessee and the Guarantors in the state in which such Property is located, substantially in the form of Exhibit G-3 hereto;
     -----------

              (ii) the Agent, the Lessee and the Investors shall have received the executed legal opinion of counsel to the Trust and the Trust Company, substantially in the form of Exhibit G-2 hereto; and
                                  -----------

              (iii) the Agent and the Investors shall have received the executed legal opinion of counsel to Lessee and the Guarantors, substantially in the form of Exhibit G-1 hereto.
             -----------

          (t) FIRPTA Affidavit.  The Agent and the Investors shall have received
              ----------------
     either (i) a FIRPTA Affidavit from the seller of the Property in customary form or (ii) if such seller is a "foreign person" as defined in Section 1445 of the Code, evidence that a portion of the sales price to be paid to such seller has been withheld, if so required, in accordance with the provisions of the Code.

          (u) Limitation on Project Costs for Construction Period Properties.
              --------------------------------------------------------------
     The aggregate Project Costs with respect to all Construction Period Properties previously expended and to be expended as anticipated by the Budget with respect to each Construction Period Property shall at no time exceed $50,000,000.

          6.3 Conditions to the Investors' and the Lenders' Obligations to Make
              -----------------------------------------------------------------
Advances to Pay Project Costs for Construction on any Property.  The obligations
--------------------------------------------------------------
of the Investors to make each Investor Contribution, and of the Lenders to make Loans to the Lessor, on a Funding Date for the purpose of providing funds to the Lessor necessary to pay for the construction of the Improvements or the payment of Transaction Costs or other Project Costs (other than Property Acquisition Costs) are subject to the satisfaction or waiver of the following conditions precedent:

          (a) Requisition.  The Agent shall have received a fully executed
              -----------
     counterpart of the Requisition, appropriately completed;

          (b) Title.  Title to all of the Properties shall conform to the
              -----
     representations set forth in Section 7.5(n);

          (c) Budget in Balance.  Based upon the Budget, the Available
              -----------------
     Commitments and the Available Investor Commitment will be sufficient to complete the Improvement or Improvements for which the Requisition relates on such Properties;

          (d) Lien Waivers.  The Agent shall have received lien waivers, in form
              ------------
     and substance reasonably satisfactory to the Agent, from each contractor, subcontractor, supplier and materialmen which the Lessee reasonably believes will receive total compensation for services rendered or materials supplied in connection with the construction of the related Improvements of $25,000 or more; each such lien waiver shall evidence that such contractor, subcontractor, supplier or materialmen has been paid in full for all work performed or materials supplied to the date of the request for such Advance, other than work which is the subject of such request.

                       7. REPRESENTATIONS AND WARRANTIES

          7.1 Representations and Warranties of the Investors on the Initial
              --------------------------------------------------------------
Closing Date.  Each Investor represents and warrants to each of the other
------------
parties hereto as of the Initial Closing Date as follows:

          (a)  Due Organization, etc.  It is a duly organized and validly
               ---------------------
     existing corporation in good standing under the laws of the state of its incorporation and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement to which it is or will be a party.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
     performance of each Operative Agreement to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by such Investor, nor the consummation of the transactions contemplated thereby by such Investor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) the shareholders of, or approval or consent of any trustee or holders of any indebtedness or obligations of such Investor, (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Property or any of the Improvements, its articles of incorporation or by-laws, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority.

          (c) Enforceability, etc.  Each Operative Agreement to which it is a
              --------------------
     party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation, enforceable against it in accordance with the terms thereof.

          (d) ERISA.  Such Investor is making the Investor Contribution
              -----
     contemplated to be made by it hereunder for its own account and with its general corporate assets in the ordinary course of its business, and no part of such amount constitutes the assets of any Employee Benefit Plan.

          (e) Litigation.  No litigation, investigation or proceeding of or
              ----------
     before any arbitrator or Governmental Authority is pending or threatened by or against such Investor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or
     (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of such Investor.

          (f) Investment Source.  No portion of such Investor's Contribution has
              -----------------
     been or hereafter will be borrowed by such Investor as nonrecourse indebtedness or as recourse indebtedness secured by collateral equal to less than the amount of such indebtedness.

          7.2 Representations and Warranties of Lessor on the Initial Closing
              ---------------------------------------------------------------
Date.  Lessor represents and warrants to each of the other parties hereto as of
----
the Initial Closing Date as follows:

          (a) Due Organization, etc.  Lessor is a duly organized and validly
              ----------------------
     existing business trust in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement, each Operative Agreement to which it is a party and each other agreement, instrument and document executed and delivered by it on the Closing Date in connection with or as contemplated by each such Operative Agreement.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
     performance of each Operative Agreement to which it is a party has been duly authorized by all necessary action on its part and neither the execution and delivery thereof by the Lessor, nor the consummation of the transactions contemplated thereby by the Lessor, nor compliance by it with any of the terms and provisions thereof (i) requires or will require any approval of (which approval has not been obtained) any party or approval or consent of any trustee or holders of any indebtedness or obligations of the Lessor (ii) contravenes or will contravene any Legal Requirement applicable to or binding on it as of the date hereof, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lessor Lien upon the Property or any of the Improvements or the Trust Agreement, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it or its properties may be bound or (iv) does or will require any Governmental Action by any Governmental Authority of the State of Delaware or of the federal government of the United States of America governing the banking or trust powers of the Trustee.

          (c) Enforceability, etc.  Each Operative Agreement to which it is a
              --------------------
     party has been duly executed and delivered by it and constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against it in accordance with the terms thereof.

          (d) Litigation.  No litigation, investigation or proceeding of or
              ----------
     before any arbitrator or Governmental Authority is pending or threatened by or against the Lessor (a) with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor.

          (e) Assignment.  Lessor has not assigned or transferred any of its
              ----------
     right, title or interest in or under the Lease, any other Operative Agreement or any of the Properties, except in accordance with the other Operative Agreements.

          (f) No Default.  The Lessor is not in default under or with respect to
              ----------
     any of its Contractual Obligations in any respect which could have a material adverse effect on the assets, liabilities, operations, business or financial condition of the Lessor. No Default or Event of Default attributable to it has occurred and is continuing.

          (g) Use of Proceeds.  The proceeds of the Loans and the Investor
              ---------------
     Contribution shall be applied by the Lessor solely in accordance with the provisions of the Operative Agreements.

          (h) Chief Place of Business.  The Lessor's chief place of business,
              -----------------------
     chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Agreement are kept are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19809-0001.

          (i) Federal Reserve Regulations.  The Lessor is not engaged
              ---------------------------
     principally in, and does not have as one of its most important activities, the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the Loans will be used by it, directly or indirectly, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulations of the Board, including but not limited to, G, T, U or X of the Board.

          (j) Investment and Holding Company Status.  The Lessor is not (i) an
              -------------------------------------
     "investment company" as defined in, or subject to regulation under the Investment Company Act of 1940 or (ii) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

          (k) Securities Act.  Neither the Lessor nor any Person authorized by
              --------------
     the Lessor to act on its behalf has offered or sold any interest in the Property or the Notes, or in any similar security or interest relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than, in the case of the Notes, the Agent, and neither the Lessor nor any Person authorized by the Lessor to act on its behalf will take any action which would subject the issuance or sale of any interest in the Property or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Agreement under the Trust Indenture Act of 1939, as amended.

          (l) ERISA.  The Lessor is making the Investor Contribution
              -----
     contemplated to be made by it hereunder in the ordinary course of its business, and no part of such amount constitutes the assets of any Employee Benefit Plan.

          (m) Lessor Liens.  The Property is free and clear of all Lessor Liens.
              ------------

          7.3 Representations and Warranties of the Lessee on the Initial
              -----------------------------------------------------------
Closing Date. The Lessee represents and warrants to each of the other parties
------------
hereto as of the Initial Closing Date that the representations and warranties set forth in Section 4 of the Senior Secured Credit Agreement are true and correct in all respects on or as of the Initial Closing Date unless they relate to another date as if made on and as of the Initial Closing Date or such other date.

          7.4 Representations and Warranties of the Trust Company on the Initial
              ------------------------------------------------------------------
Closing Date.  The Trust Company represents and warrants to each of the other
------------
parties hereto as of the Initial Closing Date as follows:

          (a) Due Organization, etc.  It is a banking corporation duly organized
              ----------------------
     and validly existing and in good standing under the laws of the State of Delaware and has the power and authority to enter into and perform its obligations under the Trust Agreement and has the corporate power and authority to act as the trustee under the Trust Agreement and to enter into and perform the obligations under each of the other Operative Agreements to which Trust Company or the Trust, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it on or before the Initial Closing Date in connection with or as contemplated by each such Operative Agreement to which the Trust Company or the Trust, as the case may be, is or will be a party.

          (b) Authorization; No Conflict.  The execution, delivery and
              --------------------------
     performance of each Operative Agreement to which it is a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by each Investor) as the Trust, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States federal law, governmental rule or regulation relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon, any of its property under its charter or by-laws, or any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority of the United States or the State of Delaware regulating its banking or trust powers.

          (c) Trust Company Enforceability, etc.  The Trust Agreement and,
              ----------------------------------
     assuming the Trust Agreement is the legal, valid and binding obligation of each Investor, each other Operative Agreement to which the Trust Company or the Trust, as the case may be, is a party have been, or on or before the Closing Date will be, duly executed and delivered by the Trust Company or the Trust, as the case may be, and the Trust Agreement and each such other Operative Agreement to the extent entered into by the Trust Company constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Trust Company in accordance with the terms thereof.

          (d) Litigation.  No litigation, investigation or proceeding of or
              ----------
     before any arbitrator or Governmental Authority is pending or threatened by or against the Trust Company with respect to any of the Operative Agreements or any of the transactions contemplated hereby or thereby.

          7.5 Representations and Warranties of the Lessee on Property Closing
              ----------------------------------------------------------------
Dates.  The Lessee hereby represents and warrants to each of the other parties
-----
hereto as of each Property Closing Date as follows:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Construction Agent, the Lessee and each of the Guarantors, and to the actual knowledge of the Lessee, the representations and warranties of the Lessor and the Investors, set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Property Closing Date as if made on and as of such Property Closing Date. The Construction Agent, the Lessee and each of the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements.

          (b) No Default.  No Default or Event of Default will occur under any
              ----------
of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such Property Closing Date.

          (c) Authorization by the Lessee.  The execution and delivery of each
              ---------------------------
Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on such Property Closing Date and the performance of the obligations of the Lessee under each such Lease Supplement, Memorandum of Lease, Consent to Assignment and other Operative Agreements have been duly authorized by all requisite corporate action of the Lessee.

          (d) Execution and Delivery by the Lessee.  Each Lease Supplement,
              ------------------------------------
Memorandum of Lease, Consent to Assignment and other Operative Agreement delivered on such Property Closing Date by the Lessee have been duly executed and delivered by the Lessee.

          (e) Valid and Binding Obligations.  Each Lease Supplement, Memorandum
              -----------------------------
of Lease, Consent to Assignment and other Operative Agreement delivered by the Lessee on such Property Closing Date is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its respective terms.

          (f) Recording of Documents.  Each of the Deed, or the Ground
              ----------------------
Lease or a Memorandum of Ground Lease, as applicable, the Memorandum of Lease, the Assignment of Lease, the Consent to the Assignment of Lease and the Mortgage delivered on such Property Closing Date has been or will be recorded with the appropriate Governmental Authorities in the order listed in this paragraph, and the UCC Financing Statements with respect to the Property being acquired will be filed with the appropriate Governmental Authorities.

          (g) Priority of Liens. (i) Each Mortgage delivered on such Property
              -----------------
Closing Date, constitutes a valid and perfected first lien on each applicable Property in an amount not less than the Tranche A/B Property Cost with respect to such Property, subject only to the Permitted Exceptions, (ii) the Lessor Financing Statements perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement governed by Article 9 of the Uniform Commercial Code, and (iii) the Guarantee Mortgages constitute valid and perfected liens on the Mortgaged Properties for the ratable benefit of the Senior Secured Obligations and the Guaranteed Obligations.

          (h) Flood Zone.  No portion of any Property being acquired by the
              ----------
Lessor on such Property Closing Date is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any such Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then, to the extent available, flood insurance has been obtained for such Property in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

          (i) Insurance Coverage.  The Lessee maintains insurance coverage for
              ------------------
each Property being acquired by the Lessor on such Property Closing Date which meets the requirements of Section 14.1 of the Lease and all of such coverage is in full force and effect.

          (j) Legal Requirements.  Each Property being acquired by the Lessor on
              ------------------
such Property Closing Date complies in all material respects with all applicable Legal Requirements (including all zoning and land use laws and Environmental
Laws).

          (k) Consents, etc.  All material consents, licenses and building
              -------------
permits required by all Legal Requirements for construction, completion, occupancy and operation of each Property being acquired on such Property Closing Date, to the extent obtainable at such date, have been obtained and are in full force and effect.

          (l) Utilities.  All utility services and facilities necessary for the
              ---------
use of the Improvements existing, or to be constructed, on the Land (including gas, electrical, water and sewage services and facilities) will be available to the Property on or prior to the Outside Completion Date.

          (m) Environmental Matters.  Except as disclosed in the Environmental
              ---------------------
Audit delivered to the Agent and the Lessor relating to the Property and except insofar as any exceptions to the following, individually or in the aggregate, could not reasonably be expected to result in a Significant Environmental Event:

              (1) the Property being acquired on such Property Closing Date does not contain, and to the Lessee's actual knowledge, has not previously contained, any Hazardous Substances in amounts or concentrations which
          (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Environmental Law;

              (2) the Property and all operations and facilities at the Property are in compliance with all applicable Environmental Laws, and there is no contamination at, on or under the Property or violation of any Environmental Law which could interfere with the continued operation of, or impair the fair saleable value of, the Property;

              (3) neither the Lessee nor any of its Subsidiaries has received or is aware of any written complaint, notice of violation, alleged violation, or notice of investigation or of potential liability under Environmental Laws with regard to the Property, nor does the Lessee have actual knowledge that any such action is being contemplated, considered or threatened;

              (4) Hazardous Substances have not been generated, treated, stored or disposed of at, on or under the Property, nor have any Hazardous Substances been transported from the Property or come to be located at any other property in violation of or in a manner that could reasonably give rise to liability under any applicable Environmental Law; and

              (5) no judicial proceeding or governmental or administrative action is pending or, to the best knowledge of the Lessee, threatened, under any Environmental Law to which the Lessee or any Subsidiary is a party with respect to the Property, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements (other than permits authorizing operations by the Lessee) outstanding under any Environmental Law.

          (n)  Title to the Properties. Upon the acquisition of each Property on
               -----------------------
such Property Closing Date, the Lessor has, as applicable, (i) good and marketable title to the Property in fee simple or (ii) good and valid leasehold title to such Property leased under any Ground Lease, subject in each case only to the Permitted Exceptions. Upon the acquisition of each Property on such Property Closing Date, the Lessor has the right to grant the Mortgage on the Property. The Lessor will at all times have good and marketable title to the Properties, subject only to Permitted Exceptions.

          (o)  Location of the Properties.  Each Property being acquired on such
               --------------------------
Property Closing Date is located within the continental United States.

          (p)  Execution and Delivery by the Construction Agent.  The execution
               ------------------------------------------------
and delivery of each Operative Agreement delivered by the Construction Agent on such date and the performance of the Construction Agent's obligations under each Agency Agreement Supplement and Operative Agreement have been duly authorized by all requisite corporate action of the Construction Agent.

          (q)  Agency Agreement Supplements.  Each Operative Agreement delivered
               ----------------------------
by the Construction Agent on such date has been duly executed and delivered by the Construction Agent.

          (r)  Valid and Binding Obligations of the Construction Agent.  Each
               -------------------------------------------------------
Operative Agreement delivered by the Construction Agent on such date is a legal, valid and binding obligation of the Construction Agent, enforceable against the Construction Agent in accordance with its terms.

          (s)  Conditions Precedent in Operative Agreements.  All conditions
               --------------------------------------------
precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Lessee relating to the acquisition of a Property by the Lessor have been satisfied in full or waived by the Agent and the Lessor.

          (t)  Hart-Scott-Rodino. The acquisition of the Property being acquired
               -----------------
on such Property Closing Date does not conflict with, violate, or require the consent of any governmental entity, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

          7.6  Representations and Warranties of the Lessor on Property Closing
               ----------------------------------------------------------------
Dates.  The Lessor hereby represents and warrants to each of the other parties
-----
hereto as of each Property Closing Date as follows:

          (a)  Representations and Warranties; No Default.  The
               ------------------------------------------
representations and warranties of the Lessor set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Property Closing Date as if made on and as of such Property Closing Date. The Lessor is in compliance with its respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such Property Closing Date.

          (b) Authorization by the Lessor.  The execution and delivery of each
              ---------------------------
Lease Supplement, Memorandum of Lease, Mortgage, Assignment of Lease and other Operative Agreement delivered by the Lessor on such Property Closing Date and the performance of the obligations of the Lessor under each such Lease Supplement, Memorandum of Lease, Mortgage, the Assignment of Lease and other Operative Agreement have been duly authorized by all requisite action of the Lessor.

          (c) Execution and Delivery by the Lessor.  Each Lease Supplement,
              ------------------------------------
Memorandum of Lease, Mortgage, Assignment of Lease and other Operative Agreement delivered by the Lessor on such Property Closing Date have been duly executed and delivered by the Lessor.

          (d) Valid and Binding Obligations.  Each Lease Supplement, Memorandum
              -----------------------------
of Lease, Mortgage, Assignment of Lease and other Operative Agreement delivered by the Lessor on such Property Closing Date is a legal, valid and binding obligation of the Lessor, enforceable against the Lessor in accordance with its terms.

          (e) Conditions Precedent in Operative Agreements.  All conditions
              --------------------------------------------
precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Lessor relating to the acquisition of a Property by the Lessor have been satisfied in full.

          7.7 Representations and Warranties of the Lessee Upon each Funding
              --------------------------------------------------------------
Date.  The Lessee hereby represents and warrants to each of the other parties
----
hereto as of each Funding Date as follows:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Construction Agent, the Lessee and each of the Guarantors, and to the actual knowledge of the Lessee, the representations and warranties of the Lessor and the Investors, set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Funding Date as if made on and as of such Funding Date. The Construction Agent, the Lessee and each of the Guarantors are in compliance with their respective obligations under the Operative Agreements and there exists no Default or Event of Default under any of the Operative Agreements. No Default or Event of Default will occur under any of the Operative Agreements as a result of, or after giving effect to, the Advance requested by the Requisition on such date.

          (b) Title to Properties.  The Lessor, as applicable, (i) has good and
              -------------------
marketable title to each Property in fee simple and (ii) good and valid leasehold title to each Property under any Ground Lease, in each case subject only to the Permitted Exceptions.

          (c) Priority of Liens.  Each Mortgage constitutes a valid and
              -----------------
perfected first lien on each applicable Property in an amount not less than the Tranche A/B Property Cost with respect to such Property, subject only to Permitted Exceptions.

          (d) Insurance.  The Construction Agent has obtained insurance coverage
              ---------
covering the Property which meets the requirements of the Agency Agreement and the other Operative Agreements before commencing construction, repairs or Modifications, as the case may be, and such coverage is in full force and effect.

          (e) Property-Related Matters.  Each Construction Period Property, when
              ------------------------
improved in accordance with the Plans and Specifications, will comply, and each Completed Property complies, in all material respects with all Legal Requirements (including all applicable zoning and land use laws and Environmental Laws) and Insurance Requirements. With respect to each Construction Period Property, the Plans and Specifications have been or will be prepared in accordance with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the applicable Improvements in accordance with the Plans and Specifications, such Improvements on the Construction Period Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or variance) and such Improvements and the use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees and tenants will comply in all material respects with all applicable Legal Requirements (including all applicable Environmental Laws and building, planning, zoning and fire codes). Upon completion of such Improvements in accordance with the Plans and Specifications, (i) there will be no defects to such Improvements including the plumbing, heating, air conditioning and electrical systems thereof which would have a material and adverse effect on the operation and use of such Improvements for its intended purposes and (ii) all water, sewer, electric, gas, telephone and drainage facilities and all other utilities required to adequately service such Improvements for its intended use will be available pursuant to adequate permits or other appropriate authorizations (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any applicable Environmental Law) pending or threatened which, if determined adversely to Lessee or Lessor, adversely affects the title to, or materially adversely affects the use, operation or value of, the Properties. No fire or other casualty with respect to the Properties has occurred which fire or other casualty has had a material adverse effect on the Lessee's ability to perform its obligations under the Agency Agreement and the other Operative Agreements. All utilities serving the Properties, or proposed to serve the Properties in accordance with the Plans and Specifications, are located in, and in the future will be located in, and vehicular access to the Improvements on each of the Properties is provided by, either public rights-of-way abutting the Property or Appurtenant Rights. All applicable licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof of dedication, required for (i) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from the Properties during the construction of the Improvements thereon and the use and operation of the Improvements following such construction, (ii) the construction of the Improvements in accordance with the Plans and

Specifications and the Agency Agreement and (iii) the use and operation of the Improvements following such construction as permitted pursuant to the Lease have been obtained or will, prior to the time the same is required by any Legal Requirement, be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties.

          (f) Lease Requirements.  The Improvements, when completed, will comply
              ------------------
with all requirements and conditions set forth in the Lease and all other conditions and requirements of the Operative Documents.

          (g) Conditions Precedent contained in the Operative Agreements.  All
              ----------------------------------------------------------
conditions precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Lessee relating to the relevant Advance have been satisfied in full.

          (h) Projected Completion Value.  With respect to Construction Period
              --------------------------
Properties, the Property Cost of each Improvement as established by the Budget will not exceed the Projected Completion Value with respect to such Improvements.

          7.8 Representations and Warranties of the Lessor Upon each Funding
              --------------------------------------------------------------
Date.  The Lessor hereby represents and warrants to each of the other parties
----
hereto as of each Funding Date as follows:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of the Lessor set forth herein and in each of the other Operative Agreements are true and correct in all material respects on and as of such Funding Date as if made on and as of such Funding Date. The Lessor is in compliance with its respective obligations under the Operative Agreements.

          (b) Authority of the Lessor.  The execution and delivery of each
              -----------------------
Operative Agreement delivered by the Lessor on such date and the performance of the obligations of the Lessor under each Operative Agreement has been duly authorized by all requisite action of the Lessor.

          (c) Execution and Delivery by the Lessor. Each Operative Agreement
              ------------------------------------
delivered by the Lessor on such date has been duly executed and delivered by the Lessor.

          (d) Valid and Binding Obligations of the Lessor.  Each Operative
              -------------------------------------------
Agreement delivered by the Lessor on such date is a legal, valid and binding obligation of the Lessor, enforceable against the Lessor in accordance with its terms.

          (e) Conditions Precedent contained in the Operative Agreements.  All
              ----------------------------------------------------------
conditions precedent contained in this Agreement and in the other Operative Agreements to be satisfied by the Lessor relating to the relevant Advance have been satisfied in full.

          7.9 Representations and Warranties of the Investors Upon Funding
              ------------------------------------------------------------
Dates. Each Investor hereby represents and warrants to each of the other parties hereto as of each Funding Date that: (a) the representations and warranties of such Investor set forth herein and in each of the other Operative Agreements are true and correct in all respects on and as of such Funding Date as if made on and as of such Funding Date and (b) such Investor is in compliance with its obligations under the Operative Agreements.

                        8. PAYMENT OF CERTAIN EXPENSES

     Lessee agrees, for the benefit of the Investors, the Trust Company, the Trust, the Agent and each of the Lenders, to:

          8.1 Transaction Expenses.  (a) On the Initial Closing Date, pay, or
              --------------------
cause to be paid, all reasonable fees, expenses and disbursements of counsel for each of (i) the Lessor and the Trust Company, (ii) the Investors and (iii) the Agent, the Arranger, the Co-Arrangers, the Syndication Agent and the Documentation Agent, in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Initial Closing Date, including all Transaction Expenses, and all other expenses in connection with such Initial Closing Date, including all expenses relating to all fees, taxes and expenses for the recording, registration and filing of documents.

          (a) On each Property Closing Date, pay, or cause to be paid, all fees, expenses and disbursements of counsel for each of (i) the Lessor and the Trust Company, (ii) the Investors and (iii) the Agent, the Arranger, the Co-Arrangers, the Syndication Agent and the Documentation Agent, in connection with the transactions contemplated by the Operative Agreements and incurred in connection with such Property Closing Date, including all Transaction Expenses arising from such Property Closing Date, and all other expenses in connection with such Property Closing Date, including all expenses relating to each Appraisal, and all fees, taxes and expenses for the recording, registration and filing of documents.

          8.2 Brokers' Fees and Stamp Taxes.  Pay or cause to be paid brokers'
              -----------------------------
fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement and the other Operative Agreements.

          8.3 Certain Fees and Expenses.  Pay or cause to be paid (i) the
              -------------------------
initial and annual Trust Company's fee and all reasonable expenses of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor owner trustee, for acting as trustee under the Trust Agreement, (ii) all reasonable costs and expenses incurred by the Lessee, the Agent, the Investors, the Trust Company or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Agreements, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by the Lessee, and (iii) all reasonable costs and expenses incurred by the Lessor, the Lessee, the Investors, the Trust Company or the Agent in connection with any purchase of any Property by the Lessee pursuant to
Section 20 of the Lease.

          8.4 Credit Agreement and Related Obligations.  (a)  Pay, on or prior
              ----------------------------------------
to the due date thereof, all costs, fees, indemnities, expenses and other amounts (other than principal and interest on the Loans, but including breakage costs and interest on overdue amounts pursuant to Section 2.13 of the Credit Agreement or otherwise) required to be paid by the Lessor under any Operative Agreement.

          (a) Pay the Lessor promptly after receipt of notice therefor any additional amounts payable to the Investors in respect of the Investor Contribution under Sections 2.12, 2.13 and 2.14 of the Credit Agreement (it being agreed that each Investor is, for purposes of this Agreement, a beneficiary of the provisions of Sections 2.12, 2.13 and 2.14 of the Credit Agreement). Each Investor hereby agrees that the provisions of Section 2.12(d) of the Credit Agreement are incorporated herein by reference as though set forth herein, except that the term "Lender" as used therein shall refer to "Investor."

          8.5 Overdue Rate.  If all or a portion of the Investor Yield, the
              ------------
Investor Contribution or any other amount owed to the Investors shall not be paid within 5 days after such amount becomes due, such overdue amount shall bear interest, payable on demand, at a rate per annum equal to the applicable Overdue Rate, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

                       9. OTHER COVENANTS AND AGREEMENTS

          9.1 Covenants of the Trust and the Investors.  Each of the parties
              ----------------------------------------
hereby agrees that so long as this Agreement is in effect:

          (a) Discharge of Liens.  Each of the Investors, the Trust and the
              ------------------
Trust Company, in its individual capacity, will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it or any of its Affiliates; provided,
                                                                   --------
however, that the Investors, the Trust and the Trust Company shall not be
-------
required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

          (b) Trust Agreement.  Without prejudice to any right under the Trust
              ---------------
Agreement of the Trust Company to resign, or the Investors' right under the Trust Agreement to remove the institution acting as trustee, each of the Investors and the Trust Company hereby agrees with the Lessee and the Agent (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement without the prior written consent of any party hereto adversely affected by such amendment and (iii) to comply with all of the terms of the Trust Agreement, the nonperformance of which would adversely affect such party.

          (c) Successor Trust Company.  The Trust Company or any successor may
              -----------------------
resign or be removed by the Investors as trustee of the Trust, a successor trustee may be appointed, and a corporation may become the trustee under the Trust Agreement, only in accordance with the provisions of Article 8 of the Trust Agreement and with the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

          (d) Indebtedness; Other Business.  The Trust shall not contract for,
              ----------------------------
create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Agreements.

          (e) No Violation.  The Investors will not instruct the Trust to take
              ------------
any action in violation of the terms of any Operative Agreement.

          (f) No Voluntary Bankruptcy.  Neither the Investors nor the Trust
              -----------------------
shall (i) commence any case, proceeding or other action under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, arrangement, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seek appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial benefit of its creditors; and neither the Investors nor the Trust shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this paragraph.

          (g) Change of Chief Place of Business.  The Trust shall give prompt
              ---------------------------------
notice to the Lessee and the Agent if the Trust's chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19809-0001 or if it shall change its name.

          (h) Loan Documents.  Provided that no Lease Default is continuing,
              --------------
none of the Lenders, the Trust, the Lessor, the Agent nor the Investors shall consent to or permit any amendment, supplement, waiver or other modification of the terms and provisions of the Credit Agreement, the Notes or the Security Documents, in each case without the prior written consent of the Lessee.

          (i) Disposition of Assets.  The Trust shall not convey, sell, lease,
              ---------------------
assign, transfer or otherwise dispose of any of its property, business or assets, whether now owned or hereafter acquired, except to the extent expressly authorized by the Operative Agreements.

          (j) Compliance with Operative Agreements.  The Trust shall at all
              ------------------------------------
times observe and perform all of the covenants, conditions and obligations required to be performed by it under each Operative Agreement to which it is a party.

          (k) Financial Statements.  Upon the request of the Lessee, the Trustee
              --------------------
shall cause to be prepared audited financial statements for the Lessor, which shall be prepared by auditors selected by the Lessee and at the Lessee's sole cost and expense.

          9.2 Repayment of Certain Amounts on Maturity Date.  The Investors,
              ---------------------------------------------
the Lessor and the Agent hereby agree that if (i) on the Maturity Date (after giving effect to all payments made by the Lessee under the Lease and the application of all sales proceeds pursuant to Section 8 of the Credit Agreement) there remains any outstanding principal or accrued and unpaid interest under the Tranche B Notes (the aggregate amount of such outstanding principal, the "Tranche B Deficit") and (ii) during the Marketing Period the Lessor or the
------------------
Investors have received any Marketing Period Equity Return, then on the Maturity Date the Investors shall pay to the Agent an amount up to the amount of the Tranche B Deficit to be applied to reduce the Loan, but in no event greater than the Marketing Period Equity Return received by it.

          9.3 Amendment of Certain Documents.  The Agent, for itself and on
              ------------------------------
behalf of the Lenders, hereby agrees for the benefit of the Trust and the Investors that it will not amend, alter or otherwise modify, or consent to any amendment, alteration or modification of, the Lease (including the definitions of any terms used in such document) without the prior written consent of the Trust and the Investors, as the case may be, if such amendment, alteration or modification would materially and adversely affect the interests of the Trust or the Investors. Provisions requiring consent include any amendment, alteration or modification that would release the Lessee from any of its obligations in respect of the payment of Basic Rent, Supplemental Rent, Termination Value, Maximum Residual Guarantee Amount or the Purchase Option Price or any other payments in respect of the Property as set forth in the Lease, or amend the provisions of Section 8 of the Credit Agreement, or reduce the amount of, or change the time or manner of payment of, obligations of the Lessee as set forth in the Lease, or create or impose any obligation on the part of the Trust or the Investors under the Lease, or extend or shorten the duration of the Term, or modify the provisions of this Section 9.3.

          9.4 Proceeds of Casualty.  The Lessor and the Investors agree, for the
              --------------------
benefit of the Agent and the Lenders, that if at any time either the Lessor or any Investor receives any proceeds as a result, directly or indirectly, of any Casualty or Condemnation with respect to the Property which the Lessor is entitled to hold in accordance with the terms of Section 15 of the Lease, the Lessor and the Investors agree that they will promptly deposit such amounts in an account with the Agent for application in accordance with Section 15 of the Lease. The Lessor and the Investors also agree that they will execute and deliver such documents and instruments as the Agent may request in order to grant the Agent, for the benefit of the Lenders, a valid and perfected, first priority security interest in such proceeds.

          9.5 Intercreditor Agreement.  The Lessee, the Agent, the Lenders and
              -----------------------
the Lessor hereby agree and confirm that the provisions of Section 8 of the Credit Agreement are intended to constitute an intercreditor agreement and a subordination agreement under Section 510 of the Bankruptcy Code or any similar provision therein.

          9.6  Available Proceeds.  (a) The Lessee agrees that the provisions of
               ------------------
subsections 3.4(b) of the Senior Secured Credit Agreement are made not only for the benefit of the Senior Secured Lenders but also for the Lenders, and that the Lessee agrees that to the extent amounts to be applied pursuant to subsection 3.4(b)(i), (ii), (iii) or (iv) of the Senior Secured Credit Agreement are not applied to reduce the Senior Secured Revolving Credit Commitments (and pursuant to Section 2.6(b) of the Credit Agreement, result in a reduction of the Commitments) or prepay the Senior Secured Term Loans, such amounts not so applied ("Available Proceeds") shall be paid to the Agent to be deposited into a
          ------------------
cash collateral account established upon terms mutually acceptable to the Agent and the Lessee and held by the Agent pursuant to the Cash Collateral Agreement to secure the Guaranteed Obligations.

          (a) The Lessee agrees that to the extent payments are made pursuant to subsection 3.3 of the Senior Secured Credit Agreement to collateralize the Guaranteed Obligations, such amounts shall be paid to the Agent to be held pursuant to the Cash Collateral Agreement to secure the Guaranteed Obligations.

                             10. CREDIT AGREEMENT

          10.1 Lessee's Credit Agreement Rights.  Notwithstanding anything to
               --------------------------------
the contrary contained in the Credit Agreement, the Agent, the Lessee, the Investors and the Lessor hereby agree that:

          (a) the Lessee shall have the right to give the notices referred to in Section 2.3 of the Credit Agreement;

          (b) the Lessee shall have the right to convert or continue Loans in accordance with Section 2.5 of the Credit Agreement;

          (c) the Lessee shall receive copies of all notices delivered to the Lessor under the Credit Agreement and the other Operative Agreements and such notices shall not be effective until received;

          (d) the Lessee shall have the right to select Interest Periods in accordance with the terms of the Credit Agreement;

          (e) the Lessee shall have the right to give notice of prepayment of the Loans in accordance with the Credit Agreement, provided that if the Lessee shall give notice of prepayment of the Loans, the Lessee shall prepay a pro rata portion of the Investor Contribution;

          (f) the Lessee shall have the right to cure, to the extent susceptible to a cure, any Default or Event of Default of the Lessor under the Credit Agreement;

          (g) the Lessee shall have the right to approve any successor Agent pursuant to Section 7.9 of the Credit Agreement;

          (h) the Lessee shall have the right, on behalf of the Lessor, to select any person or persons (including the Lessee) to whom funds may be paid at the discretion of the Lessor in accordance with Sections 8.1 and 8.2 of the Credit Agreement;

          (i) the Lessee shall have the right to consent to any assignment by a Lender, if required pursuant to Section 9.5 of the Credit Agreement;

          (j) the Lessee shall have the right to designate the portion of the Loans on which interest is due and payable for purposes of the definitions of "Allocated Interest" and "Allocated Investor Yield";

          (k) the Lessee shall have the right to request that another lending office be designated pursuant to Section 2.15 of the Credit Agreement;

          (l) the Lessee shall have the obligation to notify the Agent of the amounts or information specified in Section 5.8 of the Credit Agreement; and

          (m) without limiting the foregoing clauses (a) through (l), and in addition thereto, (x) the Lessor shall not exercise any right under the Credit Agreement without giving the Lessee at least ten (10) Business Days' prior written notice (or such shorter period as may be required but in no case less than three (3) Business Days) and, following such notice, the Lessor shall take such action, or forbear from taking such action, as the Lessee shall direct and
(y) the Lessee shall have the right to exercise any other right of the Lessor under the Credit Agreement upon not less than two (2) Business Days' prior written notice from the Lessee to the Lessor. Notwithstanding the foregoing, the Investors shall retain the exclusive right to direct the Lessor with respect to the exercise of the Excepted Rights.

                           11. TRANSFER OF INTEREST

          11.1 Restrictions on Transfer.  No Investor may, directly or
               ------------------------
indirectly, assign, convey or otherwise transfer any of its right, title or interest in or to the Trust Estate or the Trust Agreement nor shall there be any change in Control of any Investor without the consent of the Agent and the Lessee, which consent shall not be unreasonably withheld or delayed. Any transfer by any Investor as above provided, shall be effected pursuant to an agreement in form and substance reasonably satisfactory to the Agent, such Investor, the Trust Company, the Lessee and their respective counsel.

          11.2 Effect of Transfer.  From and after any transfer effected in
               ------------------
accordance with this Section 11, the transferor shall be released, to the extent of such transfer, from its liability hereunder and under the other documents to which it is a party in respect of obligations to be performed on or after the date of such transfer; provided, however, that any transferor Investor shall
                       --------  -------
remain liable under the Trust Agreement to the extent that the transferee Investor shall not have assumed the obligations of the transferor Investor thereunder. Upon any transfer by the

Trust or an Investor as above provided, any such transferee shall assume the obligations of the Trust, and the Lessor or Investor, as the case may be, and shall be deemed the "Trust", "Lessor" or "Investor", as the case may be, for all purposes of such documents and each reference herein to the transferor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Notwithstanding any transfer of all or a portion of the transferor's interest as provided in this Section 11, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer including rights to indemnification under any such document.

                              12. INDEMNIFICATION

          12.1  General Indemnity.  (a) The Lessee, whether or not any of the
                -----------------
transactions contemplated hereby shall be consummated, hereby assumes liability for and agrees to defend, indemnify and hold harmless each Indemnified Person, except as specifically provided in Section 12.1(b), on an After Tax Basis from and against any Claims which may be imposed on, incurred by or asserted against an Indemnified Person in any way relating to or arising or alleged to arise out of (i) the financing, refinancing, purchase, acceptance, rejection, ownership, design, construction, delivery, acceptance, nondelivery, leasing, subleasing, possession, use, operation, repair, modification, transportation, condition, sale, return, repossession (whether by summary proceedings or otherwise), or any other disposition of the Property or any part thereof; (ii) any latent or other defects in any Property whether or not discoverable by an Indemnified Person or the Lessee; (iii) a violation of Environmental Laws, Environmental Claims or other loss of or damage relating to the Property; (iv) the Operative Agreements, or any transaction contemplated thereby; (v) any breach by the Lessee of any of its representations or warranties under the Operative Agreements or failure by the Lessee to perform or observe any covenant or agreement to be performed by it under any of the Operative Agreements; and (vi) personal injury, death or property damage relating to the Property, including Claims based on strict liability in tort; but in any event excluding (v) Claims to the extent such Claims are found by a final decision of a court of competent jurisdiction to have arisen solely out of the gross negligence or willful misconduct of such Indemnified Person, (w) Claims to the extent such Claims arise solely out of events occurring after the expiration of the Term and after the Lessee's discharge of all its obligations under the Lease, (x) any Taxes including any Claim (or any portion of a Claim) made upon an Indemnified Person by a third party that at its origin is based upon a Tax (other than amounts necessary to make any payments hereunder on an After Tax Basis, where the Lessee is otherwise specifically required to make such payments on an After Tax Basis), (y) Claims to the extent such Claims arise solely from legal proceedings commenced against an Indemnified Party by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such or (z) Claims to the extent such Claims arise solely from legal proceedings commenced against an Indemnified Party by any Transferee. The Lessee shall be entitled to control, and shall assume full responsibility for the defense of any Claim; provided, however, that the Trust, the Trust Company,
                          --------  -------
the Agent and the Investors named in such Claim, may each retain separate counsel at the expense of the Lessee in the event of and to the extent of a conflict or a potential conflict. The Lessee and each Indemnified Person agree to give each other prompt written notice of any Claim hereby indemnified against but the giving of any such notice by an Indemnified Person shall not be a condition to the Lessee's obligations under this Section 12.1, except to the extent failure to give such notice materially prejudices Lessee's rights hereunder. After an Indemnified Person has been fully indemnified for a Claim pursuant to this
Section 12.1, and so long as no Event of Default under the Lease shall have occurred and be continuing, the Lessee shall be subrogated to any right of such Indemnified Person with respect to such Claim. None of the Indemnified Persons shall settle a Claim without the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

          (a) Except with respect to Claims imposed, incurred or asserted pursuant to (i) clause (iii) of Section 12.1(a), (ii) a breach of the representations made by Lessee pursuant to Section 7.5(m), or (iii) a violation by Lessee of the covenants contained in Section 9.1 of the Lease and Section 2.7(a) of the Agency Agreement with respect to Environmental Laws or Section 9.2 of the Lease, the Lenders and the Agent shall not be deemed to be Indemnified Parties for the purpose of Section 12.1 but only for the Construction Period and only with respect to Construction Period Property.

          12.2 General Tax Indemnity.  (a)  The Lessee shall pay and assume
               ---------------------
liability for, and does hereby agree to indemnify, protect and defend the Property and all Tax Indemnities, and hold them harmless against, all Impositions on an After Tax Basis.

          (a) Provided that no Default or Event of Default has occurred and is continuing, if any Tax Indemnitee obtains a refund or a reduction in a liability (but only if such reduction relates to a Tax not otherwise indemnifiable hereunder and has not been taken into account in determining the amount of a payment on an After Tax Basis) as a result of any Imposition paid or reimbursed by the Lessee (in whole or in part), such Tax Indemnitee shall promptly pay to the Lessee the lesser of (x) the amount of such refund or reduction in liability and (y) the amount previously so paid or advanced by the Lessee, in each case net of reasonable expenses not already paid or reimbursed by the Lessee.

          (b)(i) Subject to the terms of Section 12.2(g), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Tax Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Tax Indemnitee's reasonable request, furnish to such Tax Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

          (i) In the case of Impositions for which no contest is conducted pursuant to Section 12.2(g) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses a Tax Indemnitee, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Tax Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty
(30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 12.2(g), the Lessee shall pay such Impositions or reimburse such Tax Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 12.2(g).

          (ii) Impositions imposed with respect to a Property for a billing period during which the Lease expires or terminates with respect to such Property (unless the Lessee has exercised the Purchase Option with respect to the Property) shall be adjusted and prorated on a daily basis between the Lessee and the Lessor, whether or not such Imposition is imposed before or after such expiration or termination and each party shall pay or reimburse the other for each party's pro rata share thereof.

        (iii) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Tax Indemnitee. The fees and expenses of such independent public accounting firm shall (i) in the case of the Trust Company or the Trustee, be paid by the Lessee, and (ii) in the case of all other Tax Indemnities, be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 10% or more of the payment as computed by such Tax Indemnitee, in which case such fee shall be paid by such Tax Indemnitee.

               (c)(i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection
(a) and of which the Lessee has knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Tax Indemnitee of such requirement and (except if such Tax Indemnitee notifies the Lessee that such Person intends to file such report or return) (A) to the extent required or permitted by and consistent with Legal Requirements, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Tax Indemnitee, advise such Tax Indemnitee of such fact and prepare such return, statement or report for filing by such Tax Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Tax Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Tax Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Tax Indemnitee (and not otherwise within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports;

               (d) If as a result of the payment or reimbursement by the Lessee of any expenses of a Tax Indemnitee or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Agreements, any Tax Indemnity, shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Tax Indemnitee (without duplication of any indemnification required by subsection (a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such Tax Indemnitee, in respect thereof, as well as any interest, penalties and additions to tax payable by such Tax Indemnitee, in respect thereof;

               (e) As between the Lessee and the Lessor, the Lessee shall be responsible for, and the Lessee shall indemnify and hold harmless the Trust Company in its individual capacity and as the trustee of Lessor (without duplication of any indemnification required by subsection (a)) on an After Tax Basis against, any obligation for United States withholding taxes imposed in respect of the interest payable on the Notes to the extent, but only to the extent, Lessor has actually paid funds to a taxing authority with respect to such withholding taxes (and, if the Lessor receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor);

               (f)(i) If a written claim is made against any Tax Indemnitee or if any proceeding shall be commenced against such Tax Indemnitee (including a written notice of such proceeding), for any Impositions, such Tax Indemnitee shall promptly notify Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of Lessee for thirty (30) days after the receipt of such notice by Lessee; provided, that, in the case of any
                                            --------
such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, inform Lessee, and no action shall be taken with respect to such claim or proceeding without the consent of Lessee before the end of such shorter period; provided, further, that the failure of such Tax Indemnitee to
                --------  -------
give the notices referred to this sentence shall not diminish Lessee's obligation hereunder except to the extent such failure precludes Lessee from contesting all or part of such claim.

               (i) If, within thirty (30) days of receipt of such notice from the Tax Indemnitee (or such shorter period as the Tax Indemnitee has noticed Lessee is required by law or regulation for the Tax Indemnitee to commence such contest), Lessee shall request in writing that such Tax Indemnitee contest such Imposition, the Tax Indemnitee shall, at the expense of Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such impositions (provided, however, that (A) if such contest can be pursued independently from any other proceeding involving a tax liability of such Tax Indemnitee, the Tax Indemnitee, at Lessee's request, shall allow Lessee to conduct and control such contest and (B) in the case of any contest that Lessee is not entitled to control, the Tax Indemnitee may request Lessee to conduct and control such contest if possible or permissible under applicable law or regulation) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by Lessee from time to time.

     (ii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided that all decisions ultimately shall be made in the
                 --------
sole discretion of the controlling party. The parties agree that a Tax Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Tax Indemnitee shall waive its rights to any indemnity from Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority with respect to other taxable periods that are based, in whole or in part, upon the resolution of such claim) and shall pay to Lessee any amount previously paid or advanced by Lessee pursuant to this Section 12.2 by way of indemnification or advance for the payment of an Imposition, and no other then future liability of the Lessee is likely with respect to such Imposition.

     (iii) Notwithstanding the foregoing provisions of this Section 12.2, a Tax Indemnitee shall not be required to take any action and Lessee shall not be permitted to contest any Impositions in its own name or that of the Tax Indemnitee unless (A) Lessee shall have agreed to pay and shall pay to such Tax Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Tax Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements, (B) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Tax Indemnitee for which Lessee may be liable to pay an indemnity under this Section 12.2) is more than $100,000 and less than $1,000,000, unless the pursuit of such contest is in a manner mutually satisfactory to the Tax Indemnitee and the Lessee, but in no event shall such right prevent the Lessee from prosecuting or continuing such contest, (C) the Tax Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, Lessee shall provide to the Tax Indemnitee an interest-free advance in an amount equal to the Imposition that the Tax Indemnitee is required to pay (with no additional net after-tax cost to such Tax Indemnitee), (E) in the case of a claim that must be pursued in the name of an Tax Indemnitee (or an Affiliate thereof), Lessee shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Lessee and reasonably satisfactory to such Tax Indemnitee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default shall have occurred and be continuing. In no event shall a Tax Indemnitee be required to appeal an adverse judicial determination to the United State Supreme Court. In addition, a Tax Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 12.2, unless there shall have been a change in law (or interpretation thereof) and the Tax Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Tax Indemnitee will prevail in such contest.

                               13. MISCELLANEOUS

          13.1  Survival of Agreements.  The representations, warranties,
                ----------------------
covenants, indemnities and agreements of the parties provided for in the Operative Agreements, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Agreement, the transfer of the Property to the Trust, the construction of any Improvements, any disposition of any interest of the Trust in the Property or the Improvements or any interest of the Investor in the Trust, the payment of the Notes and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Agreements. Except as otherwise expressly set forth herein or in other Operative Agreements, the indemnities of the parties provided for in the Operative Agreements shall survive the expiration or termination of any thereof.

          13.2  No Broker, etc.  Each of the parties hereto represents to the
                ---------------
others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Agreement, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act, except for the Arranger and the Co-Arrangers, the fees of which shall be paid by the Lessee. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

          13.3  Notices.  Unless otherwise specifically provided herein, all
                -------
notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing by nationally recognized courier service and any such notice shall become effective five Business Days after being deposited in the mails, certified or registered with appropriate postage prepaid or one Business Day after delivery to a nationally recognized courier service specifying overnight delivery and shall be directed to the address of such Person as indicated:

     If to the Lessee, to it at:    c/o Harborside Healthcare Corporation
                                    470 Atlantic Avenue
                                    Boston, Massachusetts 02210
                                    Attention:  William H. Stephan
                                    Telecopy:  (617) 556-1565

     With a copy to:                Gibson, Dunn & Crutcher LLP
                                    200 Park Avenue
                                    New York, New York  10166
                                    Attention:  Janet Vance, Esq.
                                    Telecopy:  (212) 351-4035

     If to the Lessor, to it at:    Wilmington Trust Company
                                    Rodney Square North
                                    1100 North Market Street
                                    Wilmington, Delaware 19890-0001
                                    Attention:  Corporate Trust Administration
                                    Telecopy:  (302) 651-8882
                                    Reference:  HHC 1998-1 Trust


     If to the Investors, to them at: BTD Harborside Inc.
                                    1011 Centre Road, Suite 200
                                    Wilmington, Delaware  19805
                                    Attention:  Donna Mitchell
                                    Telecopy:  (302) 636-3333

                                    Morgan Stanley Senior Funding, Inc.
                                    1585 Broadway
                                    New York, New York  10036
                                    Attention:  Michael A. Hart
                                    Telecopy:  (212) 761-0587

                                    CSL Leasing, Inc.
                                    1201 Market Street - 9th Floor
                                    Wilmington, Delaware  19801
                                    Attention:  Michael Handago
                                    Telecopy:  (302) 428-3390


     If to the Agent, to it at:     The Chase Manhattan Bank
                                    c/o The Loan and Agency Services Group
                                    One Chase Manhattan Plaza, 8th Floor
                                    New York, New York  10081
                                    Attention:  Janet M. Belden
                                    Telecopy:  (212) 552-5658

                                    CSL Leasing, Inc.
                                    1201 Market Street - 9th Floor
                                    Wilmington, Delaware  19801
                                    Attention:  Michael Hardago
                                    Telecopy:  (302) 428-3390

     With a copy to:                Chase New England Corporation
                                    85 Wells Avenue, Suite 200
                                    Boston, Massachusetts 02159
                                    Attention:  Roger A. Stone

                              Telecopy:  (617) 928-3057

From time to time any party may designate a new address for purposes of notice hereunder by notice to each of the other parties hereto.

          13.4   Counterparts.  This Agreement may be executed by the parties
                 ------------
hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          13.5   Amendments and Termination.  Neither this Agreement nor any of
                 --------------------------
the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought. This Agreement may be terminated by an agreement signed in writing by the Lessor, the Investors, the Lessee, the Agent and the Lenders. Notwithstanding the foregoing provisions to the contrary, in the case of the Lenders and the Investors, the action of the Required Lenders shall control, except as otherwise provided in Section 9.1 of the Credit Agreement and Section
9.3 hereof and in the case of the Lessor, the action of the Lessor shall be deemed to be the action of the Required Lenders and vice versa.

          13.6   Headings, etc..  The Table of Contents and headings of the
                 --------------
various Sections and Subsections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

          13.7   Parties in Interest.  Except as expressly provided herein, none
                 -------------------
of the provisions of this Agreement are intended for the benefit of any Person except the parties hereto.

          13.8   GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          13.9   Severability.  Any provision of this Agreement that is
                 ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          13.10  Liability Limited.  The Lessee and the Investors each
                 -----------------
acknowledge and agree that the Trust Company is (except as otherwise expressly provided herein or therein) entering into this Agreement and the other Operative Agreements to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Trust Company shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Trust, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Agreements.

          13.11  Rights of Lessee.  Notwithstanding any provision of the
                 ----------------
Operative Agreements, if at any time all obligations (i) of the Trust under the Credit Agreement and the Security Documents and (ii) of the Lessee under the Operative Agreements have in each case been satisfied or discharged in full, then the Lessee shall be entitled to (a) terminate the Lease (to the extent not previously terminated) and (b) receive all amounts then held under the Operative Agreements and all proceeds with respect to the Properties. Upon the fulfillment of the obligations contained in clauses (i) and (ii) above, the Lessor shall transfer to the Lessee all of its right, title and interest in and to the Properties (to the extent not previously transferred to the Lessee in accordance with the Lease) and any amounts or proceeds referred to in the foregoing clause
(b) shall be paid over to the Lessee.

          13.12  Further Assurances.  The parties hereto shall promptly cause to
                 ------------------
be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Agreement, the other Operative Agreements and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense, shall take such action as may from time to time be reasonably requested by the parties hereto in order to maintain and protect all security interests provided for hereunder or under any other Operative Agreement.

          13.13  Successors and Assigns.  This Agreement shall be binding upon
                 ----------------------
and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

          13.14  No Representation or Warranty.  Nothing contained herein, in
                 -----------------------------
any other Operative Agreement or in any other materials delivered to the Lessee in connection with the transactions contemplated hereby or thereby shall be deemed a representation or warranty by the Agent or the Arranger or any of their Affiliates as to the proper accounting treatment or tax treatment that should be afforded to the Lease and the Lessor's ownership of the Properties and the Agent expressly disclaims any representation or warranty with respect to such matters.

          13.15  Highest Lawful Rate.  It is the intention of the parties hereto
                 -------------------
to conform strictly to applicable usury laws and, anything herein to the contrary notwithstanding, the obligations of the Lessee, the Lessor or the Investors or any other party under any Operative Agreement, shall be subject to the limitation that payments of interest or of other amounts constituting interest shall not be required to the extent that receipt thereof would be in excess of the Highest Lawful Rate, or otherwise contrary to provisions of law applicable to the recipient limiting rates of interest which may be charged or collected by the recipient. Accordingly, if the transactions or the amount paid or otherwise agreed to be paid for the use, forbearance or detention of money under this Agreement, the Lease and any other Operative Agreement would exceed the Highest Lawful Rate or otherwise be usurious with respect to the recipient of any such amount, then, in that event, notwithstanding anything to the contrary in this Agreement, the Lease or any other Operative Agreement, it is agreed as follows as to the recipient of any such amount:

          (a) the provisions of this Section 13.15 shall govern and control over any other provision in this Agreement, the Lease and any other Operative Agreement and each provision set forth therein is hereby so limited;

          (b) the aggregate of all consideration which constitutes interest that is contracted for, charged or received under this Agreement, the Lease, or any other Operative Agreement shall under no circumstances exceed the maximum amount of interest allowed by any Requirement of Law (such maximum lawful interest rate, if any, with respect to such Lender herein called the "Highest
                                                                      -------
Lawful Rate"), and all amounts owed under this Agreement, the Lease and any
----------
other Operative Agreement shall be held subject to reduction and (i) the amount of interest which would otherwise be payable to the recipient hereunder and under the Lease, the Loan Documents and any other Operative Agreement, shall be automatically reduced to the amount allowed under any Requirement of Law and
(ii) any unearned interest paid in excess of the Highest Lawful Rate shall be credited to the payor by the recipient (or, if such consideration shall have been paid in full, refunded to the payee);

          (c) all sums paid, or agreed to be paid for the use, forbearance and detention of the money under this Agreement, the Lease, or any other Operative Agreement shall, to the extent permitted by any Requirement of Law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof; and

          (d) if at any time the interest, together with any other fees, late charges and other sums payable pursuant to or in connection with this Agreement, the Lease, and any other Operative Agreement executed in connection herewith or therewith, and deemed interest under any Requirement of Law exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees, charges and sums to accrue to the recipient of such interest, fees, charges and sums pursuant to the Operative Agreement shall be limited, notwithstanding anything to the contrary in the Operative Agreement to that amount which would have accrued at the Highest Lawful Rate for the recipient, but any subsequent reductions, as applicable, shall not reduce the interest to accrue pursuant to the Operative Agreement below the recipient's Highest Lawful Rate until the total amount of interest payable to the recipient (including all consideration which constitutes interest) equals the amount of interest which would have been payable to the recipient (including all consideration which constitutes interest), plus the amount of fees which would have been received
                       ----
but for the effect of this Section 3.15.

          13.16  Submission to Jurisdiction; Waivers.  (a)  Lessee hereby
                 -----------------------------------
irrevocably and unconditionally:

                 (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the other Operative Agreements to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                 (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                 (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in Section 13.3 or at such other address of which the parties shall have been notified pursuant thereto; and

                 (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

          (B) EACH PARTY HERETO UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN PARAGRAPH (A) ABOVE AND ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                  HHC 1998-1 TRUST, by Wilmington Trust Company, not individually but solely as Trustee


                                  By:  /s/ Robert P. Hines, Jr.
                                       --------------------------------------
                                  Title: Financial Services Officer

                                  HARBORSIDE OF DAYTON LIMITED PARTNERSHIP

                                  By:  Harborside Health I Corporation, its
                                    general partner


                                  By:  /s/ Stephen L. Guillard
                                       --------------------------------------
                                       Title: President and Chief Executive
                                               Officer

                                  BTD HARBORSIDE INC.,  as Investor


                                  By:  /s/ James H. Stallkamp
                                       --------------------------------------
                                       Title: President

                                  MORGAN STANLEY SENIOR FUNDING, INC., as
                                  Investor and as a Lender


                                  By:  /s/ Michael Hart
                                       --------------------------------------
                                       Title: Principal

                                  CSL LEASING, INC.,  as Investor


                                  By:  /s/ Michael P. Handago
                                       --------------------------------------
                                       Title: Vice President

                                  THE CHASE MANHATTAN BANK, as Agent and as a
                                  Lender


                                  By:  /s/ Robert Anastasio
                                       --------------------------------------
                                       Title: Vice President

                                  WILMINGTON TRUST COMPANY, in its individual capacity, only to the extent expressly set forth herein


                                  By:  /s/ Robert P. Hines, Jr.
                                       --------------------------------------
                                       Title: Financial Services Officer

                                  ARAB BANKING CORPORATION (B.S.C.)


                                  By:  /s/ Louise Bilbro
                                       --------------------------------------
                                       Title: Vice President

                                  BANKBOSTON, N.A.


                                  By:  /s/ Gregory R.D. Clark
                                       --------------------------------------
                                       Title: Managing Director

                                  BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY


                                  By:  /s/ Douglas J. Weir
                                       --------------------------------------
                                       Title: Vice President

                                  CITICORP U.S.A., INC.


                                  By:  /s/ R. Bruce Hall
                                       --------------------------------------
                                       Title: Vice President

                                  CREDITANSTALT CORPORATE FINANCE, INC.


                                  By:  /s/ David E. Yewer
                                       ---------------------------------------
                                       Title: Vice President

                                  By:  /s/ Catherine K. MacDonald
                                       ---------------------------------------
                                       Title: Vice President

                                  DRESDNER BANK AG, NEW YORK BRANCH AND GRAND
                                  CAYMAN BRANCH


                                  By:  /s/ Andrew P. Nesi
                                       ---------------------------------------
                                       Title: Vice President

                                  By:  /s/ Felix K. Camacho
                                       ---------------------------------------
                                       Title: Assistant Treasurer

                                  THE FIRST NATIONAL BANK OF MARYLAND


                                  By:  /s/ Michael B. Stueck
                                       ---------------------------------------
                                       Title: Vice President

                                  FIRST UNION NATIONAL BANK


                                  By:  /s/ Joseph H. Towell
                                       ---------------------------------------
                                       Title: Senior Vice President

                                  FLEET NATIONAL BANK


                                  By:  /s/ Maryann S. Smith
                                       ---------------------------------------
                                       Title: Vice President

                                  IMPERIAL BANK


                                  By:  /s/ Ray Vadalma
                                       ---------------------------------------
                                       Title: Senior Vice President

                                  NATIONSBANK, N.A.


                                  By:  /s/ Kevin Wagley
                                       ---------------------------------------
                                       Title: Vice President

                                  PROVIDENT BANK OF MARYLAND


                                  By:  /s/ Jennifer D. Patton
                                       ---------------------------------------
                                       Title: Assistant Vice President

                                  STAR BANK, NATIONAL ASSOCIATION


                                  By:  /s/ William J. Goodwin
                                       ---------------------------------------
                                       Title: Senior Vice President

                                  THE CIT GROUP/BUSINESS CREDIT, INC.


                                  By:  /s/ David Kaplowitz
                                       ---------------------------------------
                                       Title: Vice President

                                  BANKERS TRUST COMPANY


                                  By:  /s/ Gina S. Thompson
                                       --------------------------------------
                                  Title: Vice President